UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

FMC STRATEGIC VALUE FUND
P.O. Box 219009
Kansas City, MO 64121-9009

Adviser:
FIRST MANHATTAN CO.
399 Park Avenue
New York, NY 10022

Distributor:
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, PA 19456

Administrator:
SEI INVESTMENTS GLOBAL FUNDS SERVICES
Oaks, PA 19456

Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q (Quarterly Schedule of Portfolio Holdings) are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-FMC-4099 (1-877-362-4099); information on voted proxies is also available on the SEC's website on Form N-PX at http://www.sec.gov.

FMC-AR-001-1300

FMC STRATEGIC VALUE FUND

Ticker Symbol: FMSVX

Annual Report
October 31, 2013

Advised By:
FIRST MANHATTAN CO.

Manager’s Discussion of Fund Performance

Dear Shareholders:

The following table summarizes performance data for the FMC Strategic Value Fund (the “Fund”) for the periods indicated:

	Periods Ended October 31, 2013
	Six Months	Twelve Months
FMC Strategic Value Fund	21.74%	40.76%
Russell 2000 Value Index	13.94%	32.83%

Following somewhat disappointing returns in fiscal 2012, we posted strong performance both in absolute terms and relative to our benchmark in fiscal 2013 as shown in the table above. Our results also well outpaced the S&P 500 Index which returned 11.15% and 27.18% over the same six and twelve month periods, respectively. More importantly, as the chart on page 4 shows, our long-term returns have been consistently well ahead of our benchmark.

Our positive results were broad based. Stocks that underperformed a year ago such as Federal Mogul and R.R. Donnelley made strong recoveries this past fiscal year. All of our oil service holdings, including Oil States, Halliburton and Weatherford International, produced above average returns as did our RV-related holdings, Drew Industries and Thor Industries. Other holdings such as Neenah Paper, Prestige Brands and United Stationers were stellar. We had one holding, American Safety Insurance, which was acquired in a cash transaction, and the proceeds provided us with a solid annualized return of over 13% for our 6 year holding period. We sold Old Republic at a loss and selectively trimmed a number of our appreciated positions, all of which increased our cash position at fiscal year-end to 11%. We note that, contrary to the industry trend of a renewed influx of money into domestic equity mutual funds, our Fund has not experienced such an influx. Because we have not been “burdened” with the pressure of finding a home for significant inflows of new money, we remain very focused on our core portfolio industries and investments.

The extraordinary bull market we have experienced this year, however measured, can certainly be viewed as a dichotomy. Few would define current economic activity as robust. Economic headwinds have included total dysfunction in Washington, D.C., a narrow avoidance of a fiscal cliff, a lingering focus on the national debt, continued high unemployment, little good economic news out of Europe, and endless conflicts in the Middle East, to name but a few issues. Even the main focus of legislators in the confirmation hearings for Janet Yellen, the incoming Federal Reserve chairwoman, centered on what can be done to stimulate the economy. Another interesting data point is the recently concluded race for Mayor of New York City. Bill de Blasio won the election by a record margin, garnering approximately 70% of the vote, while running a fiercely anti-Bloomberg campaign. By most accounts, Mayor Bloomberg is concluding a very successful twelve years in office, yet among a number of issues gaining traction is the growing income disparity between economic classes, including the lack of affordable housing for the middle class.

Notwithstanding this less than stellar economic backdrop, individual companies/industries are performing well, with many generating record profits and cash flows. Companies are benefiting from the hard lessons learned during the financial crisis of 2008-2009 by running leaner businesses, which have resulted from stringent cost cutting, higher labor utilization and more conservative balance sheets. A significant contributor to companies’ increased profitability has been the historically low cost of debt. This development has allowed those companies with financial leverage to utilize debt at virtually no cost. The resulting increases in free cash flow have been available to aggressively repurchase shares and to boost dividends.

Looking forward, over the short term, there is reason for caution. As discussed below, even though we continue to find new stocks at attractive prices, for the most part cheap stocks are more difficult to find. Bear in mind that the market has not experienced a significant correction since June, 2012. We are troubled by the recent trend of investors stampeding back into initial public offerings (IPOs). Investors clamored for Twitter, a company with a $20 billion market value that generates no profits. In addition, more than a handful of the 190 U.S. listed IPOs in 2013 have doubled in price on the first day of trading. As well, there was recent news that a start-up tech company, Snapchat, with no revenues much less profits, turned down a buyout offer of more than $3 billion as not being sufficient. Clearly, there is froth and greed in the air.

For the long term, we believe we have constructed a portfolio of quality companies well poised to continue to create exceptional value and selling at values we understand. Many have not participated with the market run-up during 2013 and yet continue to perform well fundamentally. Specifically, two of our largest holdings, Approach Resources and Range Resources, both exploration and production companies, are in this category.

Two recent portfolio additions include Titan International and Dundee Corp. Titan is a leading global manufacturer of wheels and tires for the off-the-road agriculture and mining/construction industries. It sells its products under such brand names as Goodyear, Continental, and Titan. The company is run by a very hands-on CEO who built Titan over the past 30 years through opportunistic acquisitions. Titan is unique in that it makes both wheels and tires, which gives it a competitive advantage with customers.

The agriculture segment, its largest business (where Titan’s wheels and tires are used in farming equipment), is well-positioned with leading market shares in North America, Latin America, and Russia. A key driver of demand is the overall level of farm income, which is driven by the worldwide level of grain prices. In recent years, results have benefited from a strong farm economy and while there is a risk that Titan could suffer from a cyclical decline, we are optimistic that the long-term fundamentals will remain strong given expected increased world demand for food, particularly for grain-driven proteins.

Titan’s earnings (and stock price) have been hurt by cyclical weakness in the construction and mining sectors, particularly the latter. Inventory trends suggest that a bottom is near with a rebound likely in the construction segment in 2014; recovery in the mining industry appears to be further out.

In our opinion, the aforementioned decline in stock price provided us with an opportunity to acquire Titan’s stock at an attractive price, around 8X normalized earnings power, a level we expect to increase over the next few years driven by organic growth and synergies from prior acquisitions. Also, we paid a very conservative 1.2 times tangible book value. We are comfortable with Titan’s balance sheet which reflects a debt/capital ratio of under 30%. Assuming its markets were to recover, the company will be in a position to generate a significant amount of free cash flow, and will likely return much of it to shareholders. If this scenario plays out, the stock price could double in a few years.

Dundee Corporation is a Canadian-based, asset management holding company listed on the Toronto Stock Exchange. The company is controlled and led by Founder, President & CEO Ned Goodman who engages in a disciplined, value-oriented investment style. We have known management for ten years and have great respect for its demonstrated ability to create shareholder value via the smart allocation of capital. Over the past ten years, Dundee’s share price has grown at an impressive compound annual growth rate of 25%. Management is well known in the Canadian business community as successful, savvy value investors in the vein of Warren Buffett at Berkshire Hathaway, and the Goodman family owns over 20% of the company. Dundee’s investments are predominantly for its own account/balance sheet, but it is expanding its fee-earning, third-party asset management business. The company focuses its investing on growth opportunities in areas where management has expertise, such as real estate, resources, energy, infrastructure, and agriculture, and we believe Dundee management will continue to grow the company’s underlying value-per-share at an attractive rate over the long term.

In our opinion, we acquired our position in Dundee’s stock at about 40% below its intrinsic value. Since our initial purchase, the stock price has declined and we believe that the discount versus intrinsic value has widened. We are optimistic that future share price appreciation will come from growth in the underlying value of the company and a reduction in the discount between the stock price and the value. If the discount to intrinsic value persists, we believe that Dundee will exploit this opportunity by repurchasing its shares, which would be (by our calculation) a low-risk way to increase per-share value.

We appreciate your continued confidence.

Sincerely,

Edward I. Lefferman	Paul E. Patrick

December 2013

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-877-362-4099.

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Investing involves risk including loss of principal. Holdings are subject to change.

Comparison of Change in the Value of a $10,000 Investment

in the FMC Strategic Value Fund versus the Russell 2000 Value Index

AVERAGE ANNUAL TOTAL RETURN(1) FOR THE YEARS ENDED OCTOBER 31, 2013
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
FMC Strategic Value Fund	40.76%	15.45%	17.07%	10.43%
Russell 2000 Value Index(2)	32.83%	16.33%	14.84%	8.78%

(1)

The data quoted herein represents past performance; past performance does not guarantee future results. The return and value of an investment in the Fund will fluctuate so that, when redeemed, the investment may be worth less than its original cost. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not include any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers were applied during earlier periods; if they had not been in effect, performance would have been lower. For performance data current to the most recent month end, please call 1-877-FMC-4099 (1-877-362-4099).

(2)	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Portfolio Composition(3)

(3)	Portfolio composition percentages are based upon the total investments of the Fund.

Schedule of Investments	FMC Strategic Value Fund

October 31, 2013

	Shares	Value (000)
Common Stock (88.8%)
Automotive (15.1%)
Allison Transmission Holdings	170,000	$4,140
Drew Industries*	135,000	6,785
Federal-Mogul*	702,329	14,391
Spartan Motors	825,000	5,602
Thor Industries	35,000	2,030

		32,948

Basic Industry (5.3%)
Harsco	56,000	1,561
Mueller Industries	167,000	10,068

		11,629

Chemicals (2.1%)
Huntsman	200,000	4,644

Diversified Financials (1.3%)
Dundee, Cl A*(1)	150,000	2,872

Energy (19.4%)
Approach Resources*	440,000	12,386
Halliburton	123,000	6,523
Oil States International*	40,000	4,345
Range Resources	190,000	14,385
Weatherford International Ltd.*	300,000	4,932

		42,571

Fertilizer (1.8%)
Agrium	47,000	4,010

Industrial/Manufacturing (7.2%)
Actuant, Cl A	100,000	3,756
AZZ	170,000	7,633
Mettler-Toledo International*	18,000	4,454

		15,843

Miscellaneous (1.6%)
Leucadia National	120,000	3,401

Miscellaneous Consumer (9.3%)
Jarden*	120,000	6,643
Prestige Brands Holdings*	440,000	13,741

		20,384

Paper (5.5%)
Neenah Paper	293,000	12,054

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Strategic Value Fund

October 31, 2013

	Shares	Value (000)
Printing & Publishing (2.1%)
Cenveo*	435,000	$1,366
RR Donnelley & Sons	177,000	3,287

		4,653

Real Estate Investment Trust (2.3%)
Rouse Properties	245,000	4,954

Services (5.7%)
ARC Document Solutions*	261,150	1,630
United Stationers	245,000	10,888

		12,518

Technology (5.2%)
MTS Systems	65,000	4,246
Polycom*	327,000	3,401
Tech Data*	70,000	3,644

		11,291

Transportation Equipment (2.9%)
Commercial Vehicle Group*	250,000	1,967
Titan International	300,000	4,350

		6,317

Veterinary Services (2.0%)
VCA Antech*	150,000	4,268

Total Common Stock
(Cost $100,023)		194,357

Short-Term Investment (11.3%)
Dreyfus Treasury Prime Cash Management Fund, 0.001%(2)
(Cost $24,782)	24,782,121	24,782

Total Investments (100.1%)
(Cost $124,805)		$219,139

Percentages are based on Net Assets (in thousands) of $219,006.

*	Non-income producing security.
(1)	Security is traded on a foreign stock exchange.
(2)	The rate shown is the 7-day effective yield as of October 31, 2013.

Cl — Class

Ltd. — Limited

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)	FMC Strategic Value Fund

October 31, 2013

Assets:
Investments at Value (Cost $124,805)	$219,139
Receivable for Capital Shares Sold	90
Dividend and Interest Receivable	12
Other Assets	13

Total Assets	219,254

Liabilities:
Payable to Investment Adviser	182
Payable to Administrator	21
Payable to Trustees and Officers	5
Other Accrued Expenses	40

Total Liabilities	248

Net Assets	$219,006

Net Assets Consist of:
Paid-in Capital	$124,687
Distributions in Excess of Net Investment Income	(120)
Accumulated Net Realized Gain on Investments	105
Net Unrealized Appreciation on Investments	94,334

Net Assets	$219,006

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	6,778,138	(1)

Net Asset Value, Offering and Redemption Price Per Share	$32.31

(1)	Shares have not been rounded.

The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)	FMC Strategic Value Fund

For the Year Ended October 31, 2013

Investment Income:
Dividend Income (Less Foreign Taxes Withheld of $16)	$2,023
Interest Income	9

Total Investment Income	2,032

Expenses:
Investment Advisory Fees	1,908
Administration Fees	221
Trustees’ and Officers’ Fees	16
Transfer Agent Fees	45
Professional Fees	41
Printing Fees	23
Registration and Filing Fees	21
Custodian Fees	7
Other Expenses	9

Total Expenses	2,291

Net Investment Loss	(259)

Net Realized Gain on Investments	1,990
Net Change in Unrealized Appreciation/(Depreciation) on Investments	63,530

Net Realized and Unrealized Gain on Investments	65,520

Net Increase in Net Assets Resulting From Operations	$65,261

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (000)	FMC Strategic Value Fund

For the Years Ended October 31,

	2013	2012
Operations:
Net Investment Loss	$(259)	$(162)
Net Realized Gain (Loss) on Investments	1,990	(95)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	63,530	11,932

Net Increase in Net Assets Resulting from Operations	65,261	11,675

Dividends and Distributions:
Net Investment Income	(121)	(162)
Net Realized Gain	—	(851)
Return of Capital	—	(34)

Total Dividends and Distributions	(121)	(1,047)

Capital Share Transactions:
Issued	7,579	8,929
Reinvestment of Dividends	120	1,042
Redeemed	(20,539)	(39,383)

Net Decrease in Net Assets Derived from Capital Share Transactions	(12,840)	(29,412)

Total Increase (Decrease) in Net Assets	52,300	(18,784)

Net Assets:
Beginning of Year	166,706	185,490

End of Year	$219,006	$166,706

Distributions in Excess of Net Investment Income	$(120)	$(300)

Shares Transactions:
Issued	297	386
Reinvestment of Dividends	5	51
Redeemed	(781)	(1,743)

Net Decrease in Shares Outstanding	(479)	(1,306)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights	FMC Strategic Value Fund

For a Share Outstanding Throughout Each Year

For the Years Ended October 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Realized and Unrealized Gain on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital		Total Dividends and Distributions	Net Asset Value, End of Year	Total Return(2)	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
2013	$22.97	$(0.04)	$9.40	$9.36	$(0.02)	$—	$—		$(0.02)	$32.31	40.76%	$219,006	1.20%	(0.14)%	12%
2012	21.66	(0.02)	1.45	1.43	(0.02)	(0.10)	—	(3)	(0.12)	22.97	6.69	166,706	1.21	(0.09)	8
2011	21.31	0.06	0.48	0.54	(0.07)	(0.12)	—		(0.19)	21.66	2.47	185,490	1.21	0.24	6
2010	17.73	—	3.59	3.59	(0.01)	—	—		(0.01)	21.31	20.27	188,051	1.21	0.02	21
2009	14.98	0.01	2.79	2.80	(0.01)	(0.02)	(0.02)		(0.05)	17.73	18.84	169,650	1.24	0.04	11

(1)	Per share calculations were performed using average shares for the year.

(2)	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

(3)	Includes return of capital of less than $0.01.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2013

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 45 funds. The financial statements herein are those of the FMC Strategic Value Fund (the “Fund” and together with the FMC Select Fund, the “Funds”). The Fund is classified as a “diversified” investment company under the 1940 Act. The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of U.S. companies with small to medium market capitalizations that First Manhattan Co., investment adviser to the Fund (the “Adviser”), considers undervalued by the market. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund within the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2013, there were no securities valued in accordance with the fair value procedures.

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2013

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received if an asset were sold or paid if a liability were transferred in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2013, all of the investments for the Fund are Level 1, in accordance with the fair value hierarchy. For details of investment classification, see the Schedule of Investments.

During the year ended October 31, 2013, there were no significant changes to the Fund’s fair valuation methodologies.

During the year ended October 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2013, the Fund did not hold any Level 3 securities.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2013, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2013, the Fund did not incur any interest or penalties.

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2013

Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Discounts or premiums are amortized to interest income using the effective interest method. Interest income is recognized on the accrual basis from settlement date. Dividend income is recorded on the ex-date.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are allocated to the Fund on a pro rata basis based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, each of whom is an employee of the Administrator, is paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by Securities and Exchange Commission (“SEC”) regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the year ended October 31, 2013, the Fund was allocated CCO fees totaling $5,399.

The Fund effects brokerage or other agency transactions through the Adviser, a registered broker-dealer, and pays brokerage commissions or related charges that are consistent with the applicable requirements of the Investment Company Act of 1940, the Securities and Exchange Act of 1934 and rules promulgated by the SEC. For the year ended October 31, 2013, the Adviser received $24,190 in brokerage commissions from the Fund.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds for an annual fee equal to the higher of $75,000 or 0.12% of the Funds’ average daily net assets of the first $350 million, 0.10% of the Funds’ average daily net assets of the next $150 million, 0.08% of the Funds’ average daily net assets of the next $500 million, and 0.06% of the Funds’ average daily net assets in excess of $1 billion.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and/or sold by the Fund.

5. Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 1.00% of the Fund’s average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund’s total operating expenses to a maximum of 1.30% of the Fund’s average daily net assets. The Adviser reserves the right to terminate this arrangement at any time at its sole discretion. There were no fees waived during the year ended October 31, 2013.

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2013

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, in thousands, for the year ended October 31, 2013, were as follows:

Purchases	$21,194
Sales	42,453

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, in thousands, primarily attributable to real estate investment trust adjustments and adjustments for net operating losses, have been reclassified to/from the following accounts as of October 31, 2013:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$560	$(560)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions, in thousands, declared during the years ended October 31, 2013 and October 31, 2012 was as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
2013	$121	$—	$—	$121
2012	584	429	34	1,047

Amounts designated as “—” are $0.

As of October 31, 2013, the components of distributable earnings, in thousands, on a tax basis were as follows:

Undistributed Ordinary Income	$131
Undistributed Long-Term Capital Gains	1,181
Late-Year Loss Deferral	(120)
Other Temporary Differences	(1)
Unrealized Appreciation	93,128

Total Distributable Earnings	$94,319

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2013 through October 31, 2013, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, in thousands, held by the Fund at October 31, 2013, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$126,011	$96,433	$(3,305)	$93,128

8. Other:

At October 31, 2013, one shareholder of record held 93% of the Fund’s total outstanding shares. The shareholder of record was an omnibus account for the exclusive benefit of customers maintained by the Adviser, through Pershing LLC, in its capacity as a broker-dealer.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2013

9. Subsequent Events:

There were no matters requiring additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of

FMC Strategic Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of FMC Strategic Value Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FMC Strategic Value Fund of The Advisors’ Inner Circle Fund at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 27, 2013

Disclosure of Fund Expenses	FMC Strategic Value Fund

(Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important that you understand how these costs affect your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 05/01/13	Ending Account Value 10/31/13	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$1,217.40	1.19%	$6.65

Hypothetical 5% Return	1,000.00	1,019.21	1.19	6.06

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for the last five years of each of the persons currently serving as the Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-777-7818. The following chart lists Trustees and Officers as of October 31, 2013.

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]
INTERESTED BOARD MEMBERS[3,4]

ROBERT A. NESHER 67 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 73 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds. Director of SEI Alpha Strategy Portfolios, LP. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd., SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[4]
INDEPENDENT BOARD MEMBERS[3]

CHARLES E. CARLBOM 79 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.
JOHN K. DARR 69 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Banks of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.
JOSEPH T. GRAUSE JR. 61 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager—Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, The Korea Fund, Inc.
MITCHELL A. JOHNSON 71 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee, Citizens Funds (1998 – 2006). Director, The FBR Rushmore Funds (2002 – 2005). Trustee, Diversified Investors Portfolios (2006 – 2008).

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[4]
INDEPENDENT BOARD MEMBERS[3] (continued)

BETTY L. KRIKORIAN 70 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
BRUCE R. SPECA 57 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
JAMES M. STOREY 82 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.	Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.
GEORGE J. SULLIVAN, JR. 70 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Officer
OFFICERS

MICHAEL BEATTIE 48 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	None.
MICHAEL LAWSON 53 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005.	None.
RUSSELL EMERY 50 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.	None.
DIANNE M. DESCOTEAUX 36 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.	None.
EDWARD McCUSKER 29 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Trust Company 2006 – 2008. SEI’s Private Banking 2008 – 2010. AML SEI Private Trust Company 2010 – 2011. AML Manager of SEI Investments 2011 – 2013. AML and Privacy Officer 2013.	None.
JOHN MUNCH 42 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney—SEI Investments Company since 2001.	None.
LISA WHITTAKER 35 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012 – present). Associate Counsel, The Glenmede Trust Company (2011 – 2012). Associate, Drinker Biddle & Reath LLP (2006 – 2011).	None.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

NOTICE TO SHAREHOLDERS

OF

FMC STRATEGIC VALUE FUND

(Unaudited)

For shareholders that do not have an October 31, 2013 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2013 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2013, the Fund is designating the following items with regard to distributions paid during the year.

Return of Capital	Long-Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividends Receivable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.37%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemptions of these amounts in state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2013. Complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$131,000	$0	$0	$250,692	$0	$0
(b)	Audit-Related Fees	$24,800	$0	$0	$12,000	$0	$0
(c)	Tax Fees	$23,755	$0	$0	$55,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$489,500	N/A	N/A	$406,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$10,166	N/A	N/A	$11,292	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$199,000	N/A	N/A	$120,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$71,070	N/A	N/A	$69,000	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$17,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2013	2012
Audit-Related Fees	19%	5%
Tax Fees	18%	23%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	2%	3%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	36%	58%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $1,616,000 and $29,771,000 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $90,266 and $296,142 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2013 and 2012, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2014

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO
Date: January 9, 2014

*	Print the name and title of each signing officer under his or her signature.